Exhibit 20:
                         Monthly Servicer's Certificate

                             Monthly Trust Activity

A. Trust Level Activity
       Number of Days in Collection Period                                                             31
       Beginning Principal Receivables Balance                                           1,736,853,877.46
       Beginning Special Funding Account Balance                                                     0.00
       Beginning Total Principal Balance                                                 1,736,853,877.46
       Special Funding Account Earnings                                                              0.00
       Finance Charge Collections                                                           24,594,429.89
       Interchange Collections                                                               1,788,378.52
       Collection Account Investment Proceeds                                                   62,565.84
       Recoveries treated as Finance Charge Collections                                              0.00
       Total Finance Charge Receivables Collections                                         26,445,374.25
       Principal Receivables Collections                                                   181,038,178.78
       Total Servicing Fee                                                                   2,803,988.97
       Recoveries treated as Principal Collections                                             778,107.62
       Total Principal Receivables Collections                                             181,816,286.40
       Monthly Payment Rate                                                                        11.99%
       Defaulted Amount (Net of Recoveries)                                                 12,651,301.38
       Annualized Default Rate                                                                      8.74%
       Trust Portfolio Yield                                                                       18.27%
       New Principal Receivables                                                           140,007,089.54
       Aggregate Account Addition or Removal (Y/N)?                                                     N
       Date of Addition/Removal                                                                       n/a
       Principal Receivables the day before Addition/Removal                                          n/a
       Percentage of the Collection Period which is before the Addition/Removal/Date                  n/a
       Ending Principal Receivables Balance                                              1,682,393,379.22
       Ending Special Funding Account (SFA) Balance                                                  0.00
       Ending Principal Receivables + SFA Balance                                        1,682,393,379.22
       Required Minimum Principal Balance                                                1,500,000,000.00

B. Series Allocations

                                                          Total              1998-2              1998-3
       Group                                                                    1                   1
       Class A Invested Amount                                               528,000,000.00      528,000,000.00
       Class B Invested Amount                                               113,000,000.00      113,000,000.00
       Collateral Invested Amount                                             67,000,000.00       67,000,000.00
       Class D Invested Amount                                                42,000,000.00       42,000,000.00
       Total Invested Amount                           1,500,000,000.00      750,000,000.00      750,000,000.00
       Required Transferor Amount                        105,000,000.00       52,500,000.00       52,500,000.00
       Invested Amount + Req Transf Amount             1,605,000,000.00      802,500,000.00      802,500,000.00
       Series Allocation Percentage                             100.00%              50.00%              50.00%
       Series Allocable Finance Charge Collections                            13,222,687.13       13,222,687.13
       Series Allocable Principal Collections                                 90,908,143.20       90,908,143.20
       Series Allocable Defaulted Amounts                                      6,325,650.69        6,325,650.69
       Series Allocable Servicing Fee                                          1,401,994.48        1,401,994.48
       In Revolving Period?                                                               Y                   Y
       Available for Shared Principal Collections                                      0.00                0.00

                             Monthly Trust Activity


B. Series Allocations

       Amounts Due                                                   1998-2                  1998-3
                  Principal Allocation Percentage                     89.16%                    89.16%
                  Floating Allocation Percentage                      89.16%                    89.16%
                  Class A Certificate Rate                            5.741%                    5.771%
                  Class B Certificate Rate                            5.951%                    6.001%
                  CIA Certificate Rate                                6.516%                    6.616%
                  Class D Certificate Rate                            0.000%                    0.000%
                  Class A Interest                              2,441,681.29              2,454,441.29
                  Class B Interest                                541,672.63                546,224.01
                  Collateral Monthly Interest                     351,663.03                357,060.25
                  Class D Interest                                      0.00                      0.00
                  Investor Monthly Interest                     3,335,016.95              3,357,725.56
                  Investor Default Amount (Net of Recoveries)   5,639,867.67              5,639,867.67
                  Interchange Collections                         797,247.49                797,247.49
                  Servicer Interchange                            468,750.00                468,750.00
                  Monthly Servicing Fee (Before Adjustments)    1,250,000.00              1,250,000.00
                      Interchange Adjustment                            0.00                      0.00
                      SFA Adjustment                                    0.00                      0.00
                  Monthly Servicing Fee (After Adjustments)     1,250,000.00              1,250,000.00


C. Group 1 Allocations

                                                    Total             1998-2             1998-3
       Adjusted Invested Amount for Series       1,500,000,000.00     750,000,000.00     750,000,000.00
       Principal Collections                       162,105,030.24      81,052,515.12      81,052,515.12
       Finance Charge Collections                   23,578,350.86      11,789,175.43      11,789,175.43
       Investor Monthly Interest                     6,692,742.51       3,335,016.95       3,357,725.56
       Investor Default Amount                      11,279,735.34       5,639,867.67       5,639,867.67
       Monthly Servicing Fee                         2,500,000.00       1,250,000.00       1,250,000.00
       Total Amount Due                             20,472,477.85      10,224,884.62      10,247,593.23
       Excess Before Reallocation                    3,105,873.01       1,564,290.81       1,541,582.20
       Reallocation of Finance Charge Collections                         -11,354.31          11,354.31
       Reallocated Finance Charge Collections       23,578,350.86      11,777,821.12      11,800,529.74


D. Trust Performance
       30-59 Days Delinquent                                           29,723,306.98
       60-89 Days Delinquent                                           18,864,563.15
       90+ Days Delinquent                                             45,233,305.88
       Total 30+ Days Delinquent                                       93,821,176.01

                                 Series 1998-2


A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date             17-Aug-98
Current Payment Date          15-Sep-98
Actual / 360 Days                29          29          29          29
30 / 360 Days                    28          28          28          28
Fixed / Floating              Floating    Floating    Floating    Floating

                                                                               Collateral
                                                                                Invested
                                          Class A            Class B             Amount         Class D          Total
Certificate Rate                               5.741%             5.951%            6.516%      0.000%
Initial Balance                        528,000,000.00     113,000,000.00     67,000,000.00   42,000,000.00   750,000,000.00
Required Transferor Amount                                                                                    52,500,000.00
Total Initial Amount                                                                                         802,500,000.00

Beginning Outstanding Amount           528,000,000.00     113,000,000.00     67,000,000.00   42,000,000.00   750,000,000.00
Ending Outstanding Amount              528,000,000.00     113,000,000.00     67,000,000.00   42,000,000.00   750,000,000.00

Beginning Invested Amount              528,000,000.00     113,000,000.00     67,000,000.00   42,000,000.00   750,000,000.00
Ending Invested Amount                 528,000,000.00     113,000,000.00     67,000,000.00   42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount     528,000,000.00     113,000,000.00     67,000,000.00   42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount        528,000,000.00     113,000,000.00     67,000,000.00   42,000,000.00   750,000,000.00

Principal Allocation Percentage                70.40%             15.07%             8.93%           5.60%          100.00%
Floating Allocation Percentage                 70.40%             15.07%             8.93%           5.60%          100.00%
Principal Collections                   57,060,970.64      12,211,912.28      7,240,691.35    4,538,940.85    81,052,515.12
Realloc Finance Charge Collections       8,291,586.07       1,774,525.05      1,052,152.02      659,557.98    11,777,821.12
YSA Draw                                                                                                       1,250,000.00
YSA Investment Proceeds                                                                                           51,905.90
Realloc Finance Charge plus YSA Draw     9,208,127.83       1,970,678.87      1,168,455.61      732,464.71    13,079,727.02
Monthly Interest                         2,441,681.29         541,672.63        351,663.03            0.00     3,335,016.95
Investor Default Amount (Net)            3,970,466.84         849,740.06        503,828.18      315,832.59     5,639,867.67
Monthly Servicing Fee                      880,000.00         188,333.33        111,666.67       70,000.00     1,250,000.00
Total Due                                7,292,148.13       1,579,746.02        967,157.88      385,832.59    10,224,884.62

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                    13,079,727.02
Series Adjusted Portfolio Yield                                                                                      11.90%
Base Rate                                                                                                             7.52%

                                 Series 1998-2


Series Parameters
                 Revolving Period (Y/N)                            Y
                 Accumulation Period (Y/N)                         N
                 Early Amortization (Y/N)                          N
                 Controlled Accumulation Period                  12.00
                 Holdings is Servicer                              Y
                 Paydown Excess CIA (Y/N)                          Y
                 Paydown Excess Class D (Y/N)                      Y
                 Controlled Accumulation Amount                53,416,666.67
                 Controlled Deposit Amount                     53,416,666.67
                 Ending Controlled Deposit Amount Shortfalll            0.00

Funding Accounts
                 Beginning Principal Funding Account Balance            0.00
                 Principal Funding Account Deposit                      0.00
                 Ending Principal Funding Account Balance               0.00
                 Principal Funding Investment Proceeds                  0.00

                 Yield Supplement Account Beginning Ba1ance    10,000,000.00
                 Yield Supplement Account Release               1,250,000.00
                 Yield Supplement Account Ending Balance        8,750,000.00

                 Reserve Account Beginning Balance                      0.00
                 Required Reserve Account Amount                        0.00
                 Funds Deposited into Reserve Account                   0.00
                 Ending Reserve Account Balance                         0.00

C. Certificate Balances and Distrubutions

                                        Class A           Class B             CIA          Class D           Total
                Beginning Balance      528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
           Interest Distributions        2,441,681.29       541,672.63      351,663.03            0.00     3,335,016.95
                     PFA Deposits                0.00                                                              0.00
          Principal Distributions                0.00             0.00            0.00            0.00             0.00
              Total Distributions        2,441,681.29       541,672.63      351,663.03            0.00     3,335,016.95
       Ending Certificate Balance      528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
                      Pool Factor             100.00%          100.00%         100.00%         100.00%
    Total Distribution Per $1,000              4.6244           4.7936          5.2487          0.0000
 Interest Distribution Per $1,000              4.6244           4.7936          5.2487          0.0000
Principal Distribution Per $1,000              0.0000           0.0000          0.0000          0.0000

                                 Series 1998-2


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount:

     1 Total amount of the distribution:                                             2,441,681.29
     2 Amount of the distribution in respect of Class A Monthly Interest:            2,441,681.29
     3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:        0.00
     4 Amount of the distribution in respect of Class A Additional Interest:                 0.00
     5 Amount of the distribution in respect of Class A Principal:                           0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1 Total amount of Class A Investor Charge-Offs:                                         0.00
     2 Amount of Class A Investor Charge-Offs                                                0.00
       per $1,000 original certificate principal amount:
     3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                   0.00
     4 Amount reimbursed in respect of Class A Investor Charge-Offs                          0.00
       per $1,000 original certificate principal amount:
     5 The amount, if any, by which the outstanding principal                                0.00
       balance of the Class A Certificate exceeds the Class A Invested
       Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1 The total amount of the distribution:                                           541,672.63
     2 Amount of the distribution in respect of Class B monthly interest:              541,672.63
     3 Amount of the distribution in respect of Class B outstanding monthly interest:        0.00
     4 Amount of the distribution in respect of Class B additional interest:                 0.00
     5 Amount of the distribution in respect of Class B principal:                           0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

     1 The amount of reductions in Class B Invested Amount                                   0.00
     2 The amount of reductions in the Class B Invested Amount set forth in                  0.00
       paragraph 1 above, per $1,000 original certificate principal amount:
     3 The total amount reimbursed in respect of such reductions                             0.00
       in the Class B Invested Amount:
     4 The total amount set forth in paragraph 3 above, per $1,000                           0.00
       original certificate principal amount:
     5  The amount, if any, by which the outstanding principal balance                       0.00
        of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1 Total amount distributed to the Collateral Interest Holder:          351,663.03
     2 Amount distributed in respect of Collateral Monthly Interest:        351,663.03
     3 Amount distributed in respect of Collateral Additional Interest:           0.00
     4 The amount distributed to the Collateral Interest Holder in respect        0.00
       of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

     1 The amount of reductions in the Collateral Invested Amount.                0.00
     2 The total amount reimbursed in respect of such reductions in the           0.00
       Collateral Invested Amount


J. Application of Reallocated Investor Finance Charge Collections.

                                               Available            Due          Paid       Shortfall
     1 Allocated Class A Available Funds     9,208,127.83
       a Reserve Account Release                     0.00
       b PFA Investment Earnings                     0.00
       c Class A Available Funds             9,208,127.83

     2 Class A Available Funds               9,208,127.83
       a Class A Monthly Interest                             2,441,681.29    2,441,681.29     0.00
       b Class A Servicing Fee                                  880,000.00      880,000.00     0.00
       c Class A Investor Default Amount                      3,970,466.84    3,970,466.84     0.00
       d Class A Excess                      1,915,979.69

     2 Class B Available Funds               1,970,678.87
       a Class B Monthly Interest                               541,672.63      541,672.63     0.00
       b Class B Servicing Fee                                  188,333.33      188,333.33     0.00
       c Class B Excess                      1,240,672.91

     3 Collateral Available Funds            1,168,455.61
       a Collateral Servicing Fee                               111,666.67      111,666.67     0.00
       b Collateral Excess                   1,056,788.95

     4 Class D Available Funds
       a Class D Available Funds               732,464.71
       b Class D Servicing Fee                                   70,000.00       70,000.00     0.00
       c Class D Excess                        662,464.71

     5 Total Excess Spread                   4,875,906.26

                                 Series 1998-2


K. Application of Excess Spread and Excess Finance Charge Collections

                                              Available          Due          Paid      Shortfall
      1 Available Excess Spread              4,875,906.26
      2 Excess Fin Charge Coll                       0.00
             from Other Series
      3 Available Funds                      4,875,906.26
      2 Class A Required Amount Shortfalls                           0.00        0.00     0.00
      3 Class B Defaults                                       849,740.06  849,740.06     0.00
      4 Monthly Servicing Fee                                        0.00        0.00     0.00
      5 Collateral Monthly Interest                            351,663.03  351,663.03     0.00
      6 Collateral Default Amount                              503,828.18  503,828.18     0.00
      7 Reserve Account Deposit                                      0.00        0.00     0.00
      9 Class D Monthly Interest                                     0.00        0.00     0.00
     10 Class D Default Amount                                 315,832.59  315,832.59     0.00
      8 Other CIA Amounts Owed                                       0.00        0.00     0.00
     11 Excess Fin Coll for Other Series                             0.00        0.00     0.00
     12 Excess Spread                        2,854,842.40
     13 Writedowns
                  a Class A                          0.00
                  b Class B                          0.00
                  c CIA                              0.00
                  d Class D                          0.00


L. Reallocated Principal Collections

     3 Total Principal Collections Allocable                 81,052,515.12
     4 Principal Required to Fund the Required Amount                 0.00
     5 Shared Principal Collections from other Series                 0.00
     6 Other Amounts Treated as Principal Collections         5,639,867.67
     7 Available Principal Collections                       86,692,382.79

M. Application of Principal Collections during Revolving Period

     1 Collateral Invested Amount                            67,000,000.00
     2 Required Collateral Invested Amount                   67,000,000.00
     3 Amount used to pay Excess CIA                                  0.00
     4 Available Principal Collections                       86,692,382.79

     5 Class D                                               42,000,000.00
     6 Required Class D                                      42,000,000.00
     7 Amount used to pay Excess Class D                              0.00
     8 Available Principal Collections                       86,692,382.79

                                 Series 1998-2


N. Application of Principal Collections during the Accumulation Period

     1 Available Principal Collections                       86,692,382.79
       a Controlled Deposit Amount                                    0.00
       b Minimum of Avail Prin Coll and CDA                           0.00
       c Controlled Deposit Amount Shortfall                          0.00
       d Amount Deposited in PFA for Class A                          0.00
       e Draw from PFA to pay Class A Principal                       0.00
       f Class A Adjusted Invested Amount                   528,000,000.00

     2 Remaining Principal Collections Available                      0.00
       a Remaining PFA Balance                                        0.00
       b Beginning Class B Outstanding Amount               113,000,000.00
       c Beginning Class B Adjusted Invested Amount         113,000,000.00
       d Amount Deposited in PFA for Class B                          0.00
       e Draw from PFA to pay Class B Principal                       0.00
       f Class B Adjusted Invested Amount                   113,000,000.00

     3 Remaining Principal Collections Available                      0.00
       a Remaining CIA Amount                                67,000,000.00
       b Principal Paid to CIA                                        0.00
       c CIA at the end of the Period                        67,000,000.00

     4 Remaining Principal Collections Available                      0.00
       a Remaining Class D Amount                            42,000,000.00
       b Principal Paid to Class D                                    0.00
       c Class D at the end of the Period                    42,000,000.00

       Class A Principal Paid to Investors                            0.00
       Ending Class A Outstanding Amount                    528,000,000.00
       Ending Class B Outstanding Amount                    113,000,000.00

     5 Shared Principal Collections                                   0.00

                                 Series 1998-2


N. Application of Principal Collections during Early Amortization Period

     1 Principal Collections Available                                0.00
       a Remaining Class A Adjusted Invested Amount         528,000,000.00
       b Principal Paid to Class A                                    0.00
       c End of Period Class A Adjusted Invested Amount     528,000,000.00

     2 Remaining Principal Collections Available                      0.00
       a Remaining Class B Adjusted Invested Amount         113,000,000.00
       b Principal Paid to Class B                                    0.00
       c End of Period Class B Adjusted Invested Amount     113,000,000.00

     3 Remaining Principal Collections Available                      0.00
       a Remaining Collateral Invested Amount                67,000,000.00
       b Principal Paid to CIA                                        0.00
       c Collateral Invested Amount at the end of the Period 67,000,000.00

     4 Remaining Principal Collections Available                      0.00
       a Remaining Class D Amount                            42,000,000.00
       b Principal Paid to Class D                                    0.00
       c Class D at the end of the Period                    42,000,000.00

O. Yield and Base Rate

     1 Base Rate
       a Current Monthly Period                      7.52%
       b Prior Monthly Period                        7.53%
       c Second Prior Monthly Period                   n/a

       Three Month Average Base Rate                                 7.53%

     2 Series Adjusted Portfolio Yield
                 a Current Monthly Period           11.90%
                 b Prior Monthly Period             15.22%
                 c Second Prior Monthly Period         n/a

       Three Month Average Series Adjusted Portfolio Yield          13.56%

     3 Excess Spread
       a Current Monthly Period                      4.38%
       b Prior Monthly Period                        7.69%
       c Second Prior Monthly Period                   n/a

       Three Month Average Excess Spread                             6.03%

                                 Series 1998-3


A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date             17-Aug-98
Current Payment Date          15-Sep-98
Actual / 360 Days                29          29          29          29
30 / 360 Days                    28          28          28          28
Fixed / Floating              Floating    Floating    Floating    Floating

                                                                         Collateral
                                                                          Invested
                                         Class A         Class B           Amount         Class D         Total
Certificate Rate                             5.771%           6.001%          6.616%          0.000%
Initial Balance                      528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
Required Transferor Amount                                                                              52,500,000.00
Total Initial Amount                                                                                   802,500,000.00

Beginning Outstanding Amount         528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
Ending Outstanding Amount            528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00

Beginning Invested Amount            528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
Ending Invested Amount               528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount   528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount      528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00

Principal Allocation Percentage              70.40%           15.07%           8.93%           5.60%          100.00%
Floating Allocation Percentage               70.40%           15.07%           8.93%           5.60%          100.00%
Principal Collections                 57,060,970.64    12,211,912.28    7,240,691.35    4,538,940.85    81,052,515.12
Realloc Finance Charge Collections     8,307,572.93     1,777,946.48    1,054,180.66      660,829.67    11,800,529.74
YSA Draw                                                                                                 1,250,000.00
YSA Investment Proceeds                                                                                     51,905.90
Realloc Finance Charge plus YSA Draw   9,224,114.69     1,974,100.30    1,170,484.25      733,736.40    13,102,435.64
Monthly Interest                       2,454,441.29       546,224.01      357,060.25            0.00     3,357,725.56
Investor Default Amount (Net)          3,970,466.84       849,740.06      503,828.18      315,832.59     5,639,867.67
Monthly Servicing Fee                    880,000.00       188,333.33      111,666.67       70,000.00     1,250,000.00
Total Due                              7,304,908.13     1,584,297.41      972,555.10      385,832.59    10,247,593.23

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases              13,102,435.64
Series Adjusted Portfolio Yield                                                                                11.94%
Base Rate                                                                                                       7.56%

                                 Series 1998-3

Series Parameters
         Revolving Period (Y/N)                                   Y
         Accumulation Period (Y/N)                                N
         Early Amortization (Y/N)                                 N
         Controlled Accumulation Period                         12.00
         Holdings is Servicer                                     Y
         Paydown Excess CIA (Y/N)                                 Y
         Paydown Excess Class D (Y/N)                             Y
         Controlled Accumulation Amount                       53,416,666.67
         Controlled Deposit Amount                            53,416,666.67
         Ending Controlled Deposit Amount Shortfalll                   0.00

Funding Accounts
         Beginning Principal Funding Account Balance                   0.00
         Principal Funding Account Deposit                             0.00
         Ending Principal Funding Account Balance                      0.00
         Principal Funding Investment Proceeds                         0.00

         Yield Supplement Account Beginning Balance           10,000,000.00
         Yield Supplement Account Release                      1,250,000.00
         Yield Supplement Account Ending Balance               8,750,000.00

         Reserve Account Beginning Balance                             0.00
         Required Reserve Account Amount                               0.00
         Funds Deposited into Reserve Account                          0.00
         Ending Reserve Account Balance                                0.00

C. Certificate Balances and Distrubutions

                                         Class A        Class B           CIA            Class D         Total
                Beginning Balance    528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
           Interest Distributions      2,454,441.29       546,224.01      357,060.25            0.00     3,357,725.56
                     PFA Deposits              0.00                                                              0.00
          Principal Distributions              0.00             0.00            0.00            0.00             0.00
              Total Distributions      2,454,441.29       546,224.01      357,060.25            0.00     3,357,725.56
       Ending Certificate Balance    528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
                      Pool Factor           100.00%          100.00%         100.00%         100.00%
    Total Distribution Per $1,000            4.6486           4.8338          5.3293          0.0000
 Interest Distribution Per $1,000            4.6486           4.8338          5.3293          0.0000
Principal Distribution Per $1,000            0.0000           0.0000          0.0000          0.0000

                                 Series 1998-3


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount:

     1 Total amount of the distribution:                                             2,454,441.29
     2 Amount of the distribution in respect of Class A Monthly Interest:            2,454,441.29
     3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:        0.00
     4 Amount of the distribution in respect of Class A Additional Interest:                 0.00
     5 Amount of the distribution in respect of Class A Principal:                           0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1 Total amount of Class A Investor Charge-Offs:                                         0.00
     2 Amount of Class A Investor Charge-Offs                                                0.00
       per $1,000 original certificate principal amount:
     3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                   0.00
     4 Amount reimbursed in respect of Class A Investor Charge-Offs                          0.00
       per $1,000 original certificate principal amount:
     5 The amount, if any, by which the outstanding principal                                0.00
       balance of the Class A Certificate exceeds the Class A Invested
       Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1 The total amount of the distribution:                                           546,224.01
     2 Amount of the distribution in respect of Class B monthly interest:              546,224.01
     3 Amount of the distribution in respect of Class B outstanding monthly interest:        0.00
     4 Amount of the distribution in respect of Class B additional interest:                 0.00
     5 Amount of the distribution in respect of Class B principal:                           0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

     1 The amount of reductions in Class B Invested Amount                                   0.00
     2 The amount of reductions in the Class B Invested Amount set forth in                  0.00
       paragraph 1 above, per $1,000 original certificate principal amount:
     3 The total amount reimbursed in respect of such reductions                             0.00
       in the Class B Invested Amount:
     4 The total amount set forth in paragraph 3 above, per $1,000                           0.00
       original certificate principal amount:
     5  The amount, if any, by which the outstanding principal balance                       0.00
        of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                                 Series 1998-3

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1 Total amount distributed to the Collateral Interest Holder:         357,060.25
     2 Amount distributed in respect of Collateral Monthly Interest:       357,060.25
     3 Amount distributed in respect of Collateral Additional Interest:          0.00
     4 The amount distributed to the Collateral Interest Holder in respect       0.00
       of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

     1 The amount of reductions in the Collateral Invested Amount.               0.00
     2 The total amount reimbursed in respect of such reductions in the          0.00
       Collateral Invested Amount

J. Application of Reallocated Investor Finance Charge Collections.

                                            Available           Due          Paid        Shortfall
     1 Allocated Class A Available Funds   9,224,114.69
       a Reserve Account Release                   0.00
       b PFA Investment Earnings                   0.00
       c Class A Available Funds           9,224,114.69

     2 Class A Available Funds             9,224,114.69
       a Class A Monthly Interest                          2,454,441.29   2,454,441.29     0.00
       b Class A Servicing Fee                               880,000.00     880,000.00     0.00
       c Class A Investor Default Amount                   3,970,466.84   3,970,466.84     0.00
       d Class A Excess                    1,919,206.55

     2 Class B Available Funds             1,974,100.30
       a Class B Monthly Interest                            546,224.01     546,224.01     0.00
       b Class B Servicing Fee                               188,333.33     188,333.33     0.00
       c Class B Excess                    1,239,542.95

     3 Collateral Available Funds          1,170,484.25
       a Collateral Servicing Fee                            111,666.67     111,666.67     0.00
       b Collateral Excess                 1,058,817.58

     4 Class D Available Funds
       a Class D Available Funds             733,736.40
       b Class D Servicing Fee                                70,000.00      70,000.00     0.00
       c Class D Excess                      663,736.40

     5 Total Excess Spread                 4,881,303.49

                                 Series 1998-3


K. Application of Excess Spread and Excess Finance Charge Collections

                                             Available       Due         Paid      Shortfall
      1 Available Excess Spread             4,881,303.49
      2 Excess Fin Charge Coll                      0.00
             from Other Series
      3 Available Funds                     4,881,303.49
      2 Class A Required Amount Shortfalls                      0.00        0.00     0.00
      3 Class B Defaults                                  849,740.06  849,740.06     0.00
      4 Monthly Servicing Fee                                   0.00        0.00     0.00
      5 Collateral Monthly Interest                       357,060.25  357,060.25     0.00
      6 Collateral Default Amount                         503,828.18  503,828.18     0.00
      7 Reserve Account Deposit                                 0.00        0.00     0.00
      9 Class D Monthly Interest                                0.00        0.00     0.00
     10 Class D Default Amount                            315,832.59  315,832.59     0.00
      8 Other CIA Amounts Owed                                  0.00        0.00     0.00
     11 Excess Fin Coll for Other Series                        0.00        0.00     0.00
     12 Excess Spread                       2,854,842.40
     13 Writedowns
                  a Class A                         0.00
                  b Class B                         0.00
                  c CIA                             0.00
                  d Class D                         0.00


L. Reallocated Principal Collections

     3 Total Principal Collections Allocable               81,052,515.12
     4 Principal Required to Fund the Required Amount               0.00
     5 Shared Principal Collections from other Series               0.00
     6 Other Amounts Treated as Principal Collections       5,639,867.67
     7 Available Principal Collections                     86,692,382.79

M. Application of Principal Collections during Revolving Period

     1 Collateral Invested Amount                          67,000,000.00
     2 Required Collateral Invested Amount                 67,000,000.00
     3 Amount used to pay Excess CIA                                0.00
     4 Available Principal Collections                     86,692,382.79

     5 Class D                                             42,000,000.00
     6 Required Class D                                    42,000,000.00
     7 Amount used to pay Excess Class D                            0.00
     8 Available Principal Collections                     86,692,382.79

                                 Series 1998-3


N. Application of Principal Collections during the Accumulation Period

     1 Available Principal Collections                         86,692,382.79
       a Controlled Deposit Amount                                      0.00
       b Minimum of Avail Prin Coll and CDA                             0.00
       c Controlled Deposit Amount Shortfall                            0.00
       d Amount Deposited in PFA for Class A                            0.00
       e Draw from PFA to pay Class A Principal                         0.00
       f Class A Adjusted Invested Amount                     528,000,000.00

     2 Remaining Principal Collections Available                        0.00
       a Remaining PFA Balance                                          0.00
       b Beginning Class B Outstanding Amount                 113,000,000.00
       c Beginning Class B Adjusted Invested Amount           113,000,000.00
       d Amount Deposited in PFA for Class B                            0.00
       e Draw from PFA to pay Class B Principal                         0.00
       f Class B Adjusted Invested Amount                     113,000,000.00

     2 Remaining Principal Collections Available                        0.00
       a Remaining CIA Amount                                  67,000,000.00
       b Principal Paid to CIA                                          0.00
       c CIA at the end of the Period                          67,000,000.00

     3 Remaining Principal Collections Available                        0.00
       a Remaining Class D Amount                              42,000,000.00
       b Principal Paid to Class D                                      0.00
       c Class D at the end of the Period                      42,000,000.00

       Class A Principal Paid to Investors                              0.00
       Ending Class A Outstanding Amount                      528,000,000.00
       Ending Class B Outstanding Amount                      113,000,000.00

     4 Shared Principal Collections                                     0.00

                                 Series 1998-3

N. Application of Principal Collections during Early Amortization Period

     1 Principal Collections Available                                  0.00
       a Remaining Class A Adjusted Invested Amount           528,000,000.00
       b Principal Paid to Class A                                      0.00
       c End of Period Class A Adjusted Invested Amount       528,000,000.00

     2 Remaining Principal Collections Available                        0.00
       a Remaining Class B Adjusted Invested Amount           113,000,000.00
       b Principal Paid to Class B                                      0.00
       c End of Period Class B Adjusted Invested Amount       113,000,000.00

     3 Remaining Principal Collections Available                        0.00
       a Remaining Collateral Invested Amount                  67,000,000.00
       b Principal Paid to CIA                                          0.00
       c Collateral Invested Amount at the end of the Period   67,000,000.00

     4 Remaining Principal Collections Available                        0.00
       a Remaining Class D Amount                              42,000,000.00
       b Principal Paid to Class D                                      0.00
       c Class D at the end of the Period                      42,000,000.00

O. Yield and Base Rate

     1 Base Rate
       a Current Monthly Period                      7.56%
       b Prior Monthly Period                        7.57%
       c Second Prior Monthly Period                   n/a

       Three Month Average Base Rate                                   7.56%

     2 Series Adjusted Portfolio Yield
       a Current Monthly Period                     11.94%
       b Prior Monthly Period                       15.29%
       c Second Prior Monthly Period                   n/a

       Three Month Average Series Adjusted Portfolio Yield            13.61%

     3 Excess Spread
                 a Current Monthly Period            4.38%
                 b Prior Monthly Period              7.71%
                 c Second Prior Monthly Period         n/a

       Three Month Average Excess Spread                               6.05%